UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2022

_______________________________

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

_______________________________

Georgia	001-04365	58-0831862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Peachtree Street, N.E., Suite 688

Atlanta, Georgia 30309

(Address of Principal Executive Offices) (Zip Code)

(404) 659-2424

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	OXM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2022, the Board of Directors of Oxford Industries, Inc. (the “Company”) appointed Carol B. Yancey as a director of the Company upon the recommendation of the Company’s Nominating, Compensation & Governance Committee. Ms. Yancey’s appointment filled a vacancy in the Company’s Board of Directors.

Ms. Yancey retired as Executive Vice President and Chief Financial Officer of Genuine Parts Company on June 1, 2022 after more than 30 years in various executive and senior financial roles, including Corporate Secretary, Senior Vice President of Finance, Director of Shareholder Relations and Director of Investor Relations. Prior to joining Genuine Parts Company, she spent six years in public accounting. She is a Certified Public Accountant and received a Bachelor of Business Administration in Accounting from the University of Georgia’s J.M. Tull School of Accounting.

Ms. Yancey is a member of the board of directors, chair of the Audit Committee and a member of the Nominating and Governance Committee of BlueLinx Holdings Inc. She is a member of the Woodruff Arts Center Board of Trustees and the Board of Directors of the Atlanta Area Council of the Boy Scouts of America. She was named Public Company CFO of the Year in the Atlanta Business Chronicle’s 2020 CFO of the Year Awards.

There are no arrangements or understandings between Ms. Yancey and any other person pursuant to which Ms. Yancey was appointed as a director. The Company’s Board of Directors determined that Ms. Yancey does not have any material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is an independent director within the meaning of the listing standards of the New York Stock Exchange and Securities Exchange Act of 1934, as amended. In making this determination, the Company’s Board of Directors considered all relevant facts and circumstances known to it. There is no transaction in which Ms. Yancey has an interest that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

Ms. Yancey will be compensated for her service as a director on the same basis as other non-employee directors of the Company, as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on May 4, 2022.

A copy of the press release announcing Ms. Yancey’s appointment is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release dated August 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oxford Industries, Inc.

Date: August 3, 2022	By:	/s/ Suraj A. Palakshappa
Suraj A. Palakshappa
Senior Vice President